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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 18, 2001




                          BRIGGS & STRATTON CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-1370
                            (Commission file number)

              WISCONSIN                                    39-0182330
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification No.)


             12301 WEST WIRTH STREET, WAUWATOSA, WISCONSIN   53222
                 (Address of principal executive offices)  (Zip Code)


                                 (414) 259-5333
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 18, 2001, Briggs & Stratton Corporation announced its first quarter financial results in the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.                   Exhibit
  99.1                  Press Release, dated October 18, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BRIGGS & STRATTON CORPORATION



                                       By:   /s/  James E. Brenn
                                             ------------------------------
                                             James E. Brenn
                                             Senior Vice President and
                                             Chief Financial Officer


Date:  October 18, 2001



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                          BRIGGS & STRATTON CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-1370)


                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                        DATE OF REPORT: OCTOBER 18, 2001

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

                                                              INCORPORATED HEREIN                FILED
EXHIBIT NO.                DESCRIPTION                        BY REFERENCE TO                    HEREWITH
-----------                -----------                        -------------------                --------
99.1                       Press release dated October 18,                                          X
                           2001

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